Employee Stock Ownership Plan of
                   Dime Community Bancorp, Inc.
                      and Certain Affiliates


                   Adopted on February 8, 1996
                      Effective July 1, 1995

                            AMENDMENT




Effective as of July 1, 1995, the Employee Stock Ownership Plan of Dime Community Bancorp, Inc. and Certain Affiliates ("Plan") is hereby amended as follows:

1. The effective date on the cover page is deleted and the following is substituted therefor:

            "Effective July 1, 1995"

2. Section 1.14 is deleted in its entirety and the following is substituted therefor:

            "Effective Date means July 1, 1995."

3.   Section 1.44 is amended in its entirety to read as follows:

            Section  1.44   Plan Year means  the  period
          commencing on the Effective Date and ending on June 30, 1996 and each fiscal year beginning July
          1 and ending June 30 thereafter.

4.   Section 7.2 is amended in its entirety to read as follows:

            Section  7.2   Allocation of Released Shares or Other
                           Property.

                           Subject  to  the  limitations  of
          Article VIII, in the event that Financed Shares or other property are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4, such released Shares or other property shall be allocated among the Accounts of the Eligible Participants for the Plan Year in the proportion that each such Eligible Participant's Allocation Compensation for the portion of the immediately preceding calendar year during which he was a Participant bears to the aggregate Allocation Compensation of all Eligible Participants for the portion of the immediately preceding calendar year during which they were Par ticipants.

5.   Section 8.2(c)(v) is amended in its entirety to read as follows:

                "(v)  Limitation  Year  means  the  calendar year."

           In Witness Whereof, the undersigned has hereunto set his hand this _____ day of ________, 1996 pursuant to authority granted by the Board of Directors on _______, 1996.


                                   Dime Community Bancorp, Inc.




                                   Name:
                                   Title:







                                Page 2 of 2